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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 1, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)







            Delaware                       1-13461            76-0506313
 (State or other jurisdiction of         (Commission        (I.R.S. Employer
 incorporation or organization)          File Number)      Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
              (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
              (Registrant's telephone number including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (c) Exhibits       Description of Exhibits

              99.1      Press Release dated May 1, 2003


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 1, 2003, Group 1 Automotive, Inc., a Delaware corporation, issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             Group 1 Automotive, Inc.



Date:  May 1, 2003           By: /s/ SCOTT L. THOMPSON
                                ---------------------------------------------
                                  Scott L. Thompson, Executive Vice President,
                                  Chief Financial Officer and Treasurer


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                               INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------
   99.1          Press Release dated May 1, 2003